QUAKER INVESTMENT TRUST
                           OFFERED AS THE QUAKER FUNDS
                       SUPPLEMENT DATED DECEMBER 11, 2003

                    TO THE PROSPECTUS DATED NOVEMBER 1, 2003

This Supplement updates the Prospectus of Quaker Investment Trust, offered as the Quaker Funds, dated November 1, 2003. You should retain the Prospectus and all supplements for future reference. You may obtain additional copies of the Prospectus and this Supplement free of charge by calling 1-800-220-8888.

The tables included in the section of the prospectus titled "How to Buy and Sell Shares - Class A Shares" on page 39 are hereby deleted in their entirety and replaced with the following:

                          SALES CHARGE AS A % OF       SALES CHARGE AS A % OF         DEALER
  "AMOUNT INVESTED            OFFERING PRICE            NET AMOUNT INVESTED         REALLOWANCE
-----------------------------------------------------------------------------------------------
Less than $49,999                  5.50%                       5.82%                   5.00%
$50,000 to $99,000                 4.75%                       4.99%                   4.25%
$100,000 to $249,000               3.75%                       3.90%                   3.25%
$250,000 to $499,000               2.75%                       2.83%                   2.50%
$500,000 to $999,999               2.00%                       2.04%                   1.75%
$1,000,000 or more                 1.00%                       1.01%                   0.75%

The following sales charges apply to your purchase of Class A shares of the Quaker Fixed-Income Fund and the Quaker Intermediate Municipal Bond Fund:

                          SALES CHARGE AS A % OF       SALES CHARGE AS A % OF         DEALER
   AMOUNT INVESTED            OFFERING PRICE            NET AMOUNT INVESTED         REALLOWANCE
-----------------------------------------------------------------------------------------------
Less than $99,999                  4.25%                       4.44%                   4.00%
$100,000 to $249,000               3.75%                       3.90%                   3.50%
$250,000 to $499,000               2.75%                       2.83%                   2.50%
$500,000 to $999,999               2.00%                       2.04%                   1.75%
$1,000,000 or more                 1.00%                       1.01%                   0.75%"

In addition, the first five paragraphs of the section titled "How to Buy and Sell Shares - Class B Shares" on page 40 of the prospectus are hereby deleted in their entirety and replaced with the following:

"Effective as of December 31, 2003, Quaker Funds has ceased the sale of its Class B Shares to new investors for all of its series portfolios. Existing Class B shareholders may make future purchases in Quaker Funds' Class A Shares and Class C Shares. Existing shareholders of Class B Shares may qualify for a reduced sales charge by aggregating the net asset value of existing Class B Shares previously purchased in all Quaker Funds with the dollar amount of new Class A Shares purchased. In addition, existing Class B shareholders may continue to exchange Class B Shares of a Quaker Fund for shares of any other Quaker Fund that offers Class B Shares.

Existing Class B shareholders will continue to be subject to a Contingent Deferred Sales Charge ("CDSC") if Class B shares are redeemed within seven years of purchase. If a CDSC is imposed, it will be calculated on an amount equal to the lesser of the current market value or the original cost of the shares redeemed. What this means is that no sales charge is imposed on increases in the net asset value of your shares above their original purchase price. Also, no charge is assessed on shares derived from reinvestment of dividend or capital gains distributions."

All portions of the prospectus not expressly amended by this notice shall remain in full force and effect.

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